UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2010

BLACKHAWK BIOFUELS, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-53651 (Commission File Number)	20-2760722 (I.R.S. Employer Identification No.)

210 West Spring Street, Freeport, Illinois (Address of principal executive offices)	61032 (Zip Code)

Registrant’s telephone number, including area code: (815) 235-2461

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 19, 2010 the Securities and Exchange Commission (“SEC”) declared effective the Registration Statement on Form S-4 (File No. 333-161187, the “Registration Statement”) of REG Newco, Inc., a Delaware corporation (“REG Newco”) relating to the Second Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) among Blackhawk Biofuels, LLC (the “Company”), REG Newco, Renewable Energy Group, Inc. (“REG”), and REG Danville, LLC (“REG Danville”) and similar transactions with Central Iowa Energy, LLC (“CIE”) and Western Iowa Energy, LLC (“WIE”).  The Merger Agreement provides for the merger of REG Danville with and into the Company resulting in the Company becoming a wholly-owned subsidiary of REG Newco and for the former unitholders of the Company to become stockholders of REG Newco.  A joint proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in the Registration Statement was filed with the SEC under Rule 424(b)(3) under the Securities Act of  1933 by REG Newco on January 20, 2010.  The Proxy Statement/Prospectus can be accessed and reviewed on the EDGAR website of the SEC at http://www.sec.gov.

The Proxy Statement/Prospectus has been prepared for the purpose of consideration of the Merger Agreement at a Special Meeting of Members of the Company (the “Special Meeting”). The Company expects that the Proxy Statement/Prospectus will be mailed to unitholders of the Company on or prior to January 26, 2010.  The Special Meeting will be held at 1:00 pm, local time, on Wednesday, February 17, 2010 at the principal executive offices of the Company, 240 West Spring Street, Freeport, Illinois 61032.  An informational meeting to discuss the proposed transaction with the Company’s unitholders will be held at 6:30 pm on Thursday, February 4, 2010 in Room 201 of the Student Conference Center (Building H) at Highland Community College, 2998 West Pearl City Road, Freeport, IL 61032.  Members of the Company are urged to attend the informational meeting and to submit proxies as provided in the Proxy Statement/Prospectus prior to the Special Meeting.

On January 26, 2010 the Company mailed a letter to unitholders encouraging unitholders to attend the informational meeting and to submit proxies for the Special Meeting.  A copy of the letter to unitholders is attached hereto as Exhibit 99.1.

Cautionary Statement relating to Forward-Looking Information

This document contains forward-looking statements that reflect management’s current expectations regarding future events, including, but not limited to, statements containing the words “will,” “believes” or words of similar import. Many factors could cause actual results to differ materially from those projected in these forward-looking statements, including, but not limited to factors discussed in the Registration Statement of REG Newco and SEC filings made by the Company, CIE and WIE, particularly in each company’s latest Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, copies of which are available from each company without charge. Please review these filings and do not place undue reliance on these forward-looking statements. Each company disclaims any intention or obligation to update or revise any forward-looking statements.

Additional Information and Where to Find It

MEMBERS AND UNITHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONSOLIDATION TRANSACTIONS INVOLVING THE COMPANY, REG NEWCO, REG, CIE AND WIE.

REG Newco has filed the Proxy Statement/Prospectus, Registration Statement and other relevant documents with the SEC in connection with the proposed business combination transactions involving the Company, REG Newco, REG, CIE and WIE.  Security holders of the Company are urged to read the Proxy Statement/Prospectus and other relevant documents because they will contain important information about the Company, REG Newco, REG, CIE and WIE and the proposed business combination transaction.  Security holders of the Company, REG Newco, REG, CIE and WIE may obtain free copies of the Proxy Statement/Prospectus and the other relevant documents filed with the SEC at the SEC’s website at http://www.sec.gov and may also obtain free copies of the

Proxy Statement/Prospectus by writing to: in the case of Renewable Energy Group, Inc., 416 S. Bell Ave., Ames, Iowa 50014, Attention: Secretary; in the case of Blackhawk Biofuels, LLC, 210 W. Spring Street, Freeport, Illinois 61032, Attention: Ronald L. Mapes; in the case of Western Iowa Energy, LLC, 1220 S. Center Street, P.O. Box 399, Wall Lake, Iowa, 51466, Attention:  Secretary;  and, in the case of Central Iowa Energy, LLC, 3426 East 28th Street N., Newton, Iowa, 50208, Attention: Secretary.

Participants in Solicitation

The Company, REG Newco, REG, CIE, WIE and their respective directors, managers and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding REG Newco’s directors and executive officers is available in the definitive Proxy Statement/Prospectus, and information regarding Blackhawk’s managers and executive officers is available in its annual report on Form 10-K which was filed with the SEC on April 5, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement/Prospectus.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

99.1       Letter to Unitholders dated January 25, 2010.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKHAWK BIOFUELS, LLC

Date: January 26, 2010	/s/ RONALD L. MAPES
Ronald L. Mapes
Chair (Principal Executive Officer)